Description of Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of Plan	Description of Plan
The following description of the Allstate 401(k) Savings Plan (the “Plan”), sponsored by The Allstate Corporation (the “Company”), provides only general information. Participants should refer to the plan document for a more complete description of the Plan’s provisions.
General — Regular full‑time and regular part‑time employees of the Company who are at least 18 years old are eligible to participate in the Plan upon hire, subject to certain exclusions under the terms of the Plan. There is no waiting period to enroll.
The Plan is a defined contribution plan consisting of a profit sharing and stock bonus plan containing a cash or deferred arrangement which is intended to meet the requirements of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986 (the “Code”). The Plan has a qualified automatic contribution arrangement described in Section 401(k)(13) of the Code which is intended to satisfy the nondiscrimination requirements applicable under the Code. The stock bonus portion of the Plan includes an employee stock ownership plan (“ESOP”) which is intended to meet the requirements of Section 409 and Section 4975(e)(7) of the Code. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).
The Plan was amended effective January 1, 2024 to clarify and limit the permissible uses of forfeitures under the Plan. Effective January 1, 2025, the Plan was further amended to provide for full vesting and expanded distribution rights for participants who become totally and permanently disabled. In addition, the Plan was amended in 2025 to provide for full vesting of Company accounts for certain participants transferred in connection with the sale of American Heritage Life Insurance Company and the sale of the Company’s group health business.
Administration — The Plan is administered by the Administrative Committee. Investment transactions are authorized by the Plan’s Investment Committee. Members of the Administrative and Investment Committees are appointed by the 401(k) Committee. The 401(k) Committee is comprised of various Allstate Insurance Company officers as described in the Plan document.
Trustee of the Plan — The Northern Trust Company holds Plan assets as trustee under the Allstate 401(k) Savings Plan Trust.
Contributions — Each year, employees may contribute up to 50% of eligible annual compensation through a combination of pre-tax, Roth 401(k), and after-tax contributions, subject to the Code limitations. All eligible employees hired or rehired are automatically enrolled in the Plan at a 6% pre-tax contribution rate, unless the participant declines enrollment or changes the contribution rate within the first 45 days of eligibility. Additionally, contributions will automatically increase 1% each year until the target contribution rate of 10% is reached. Participants age 50 or older have the option to make additional pre-tax or Roth 401(k) contributions (“catch-up” contributions). Employees may also roll over pre-tax or Roth 401(k) amounts representing distributions from other qualified retirement plans and pre-tax amounts from an individual retirement account (IRA). Company contributions are safe harbor matching contributions up to 4% of eligible compensation. The safe harbor match rate is equal to 100% of the first 2% of eligible compensation contributed plus 50% on the next 4% of eligible compensation contributed. The Company match applies to pre-tax and Roth contributions. Company match contributions are invested in accordance with participant elections and deposited each pay period.
Participant Accounts — Individual accounts are maintained for each Plan participant. Each participant’s account is credited with the participant’s contribution, allocations of the Company’s contribution and investment earnings and losses, and is charged with an allocation of administrative expenses. Accounts may increase by rollovers into the Plan and decrease by withdrawals from the Plan. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s vested account.
Vesting — Participants are immediately vested in their contributions and earnings and 100% vested in the Company’s contributions after two years of service.
Investment Options — Upon enrollment in the Plan, a participant may direct employee contributions to any or all of the Plan's investment options. If a participant does not make an investment election, employee contributions will be invested in the Target Retirement Date Fund that corresponds with the participant’s birth date and assumes a retirement date and account distribution at age 65. Participants may change their investment elections at any time, with limited trading restrictions, but without redemption restrictions. The funds transact at net asset value on a daily basis.
Participant Notes Receivable — Participants may borrow from their employee contribution and rollover contribution accounts. The loan amount must be at least $1,000 up to a maximum equal to the lesser of: (i) 50% of their vested account balance, or (ii) $50,000, and will be taken from the participant’s accounts in the following order: pre-tax, Roth 401(k), rollover, and after-tax. Loan transactions are treated as a proportional transfer from/to the investment funds and to/from the loan fund. Loan terms range from 6 to 48 months for a general-purpose loan and 49 to 180 months for a primary residence loan. Loans are secured by the participant’s account balance and bear interest at the prime rate, plus one percent, as published in the Wall Street Journal in effect on the 15th day of the month prior to the first day of the quarter in which the loan is requested. Generally, principal and interest are paid by participants ratably through payroll deductions.
Payment of Benefits — Upon termination of service, a participant is entitled to a complete withdrawal of his or her vested account balance, net of any outstanding loans. Partial withdrawals are also permitted under the Plan, subject to restrictions. Participants may leave their account balance in the plan after termination, if the balance is greater than $1,000; however, after reaching a specific age as set forth by the Internal Revenue Service ("IRS"), required minimum distributions must be withdrawn. If the value of a vested account balance on or after a participant’s termination date does not exceed $1,000, the participant will receive an automatic lump sum distribution of their vested account balance. The Plan also provides for in-service withdrawals for hardship purposes and upon attainment of age 59.5.
Forfeited Accounts — Forfeitures of nonvested accounts may be used to restore forfeitures and/or reduce employer contributions. During the year ended December 31, 2025, employer contributions were reduced by $8,287,645 due to forfeited nonvested accounts.
Plan Transfers — In January 2025, the Allstate Identity Protection 401(k) Plan and the Allstate Protection 401(k) Plan were merged into the Allstate 401(k) Savings Plan. Plan assets of approximately $14,270,553 and $67,343,743, respectively, were transferred into the Plan.